SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials

PROSPECT CAPITAL CORPORATION
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

PROSPECT CAPITAL CORPORATION
10 East 40th Street, 44th Floor
New York, New York 10016

SUPPLEMENT TO THE PROXY STATEMENT
FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 11, 2009

     The following information supplements the proxy statement (the "Proxy Statement") of Prospect Capital Corporation, a Maryland corporation (the "Company," "we," "us," or "our"), furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors" or the "Board") for the 2009 Annual Meeting of Stockholders and for any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting is scheduled to be held on Friday, December 11, 2009, at 10:30 a.m., Eastern Time, at the offices of the Company, 10 East 40th Street, 44th Floor, New York, New York 10016. This supplement to the Proxy Statement (this "Supplement") is first being mailed to stockholders on or about December 1, 2009. THE PROXY STATEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

     Only stockholders of record on the close of business on October 15, 2009 are entitled to receive notice of and to vote at the Annual Meeting.

     This Supplement is being distributed by the Company to provide stockholders with additional information regarding potential sales of common stock at prices below net asset value described below under the heading "Supplemental Information." This Supplement does not change any of the other information provided in the Proxy Statement or the proposals previously submitted for your vote. To the extent that information in this Supplement differs from or updates information contained in the Proxy Statement, the information in this Supplement is more current.

     NO ACTION IN CONNECTION WITH THIS SUPPLEMENT IS REQUIRED BY ANY STOCKHOLDER WHO HAS PREVIOUSLY DELIVERED A PROXY AND WHO DOES NOT WISH TO REVOKE OR CHANGE THAT PROXY. IF YOU HAVE ALREADY SIGNED AND RETURNED A PROXY CARD OR VOTED BY TELEPHONE OR THE INTERNET, THAT PROXY WILL CONTINUE TO BE VALID. EACH LATER-DATED PROXY THAT YOU SUBMIT REVOKES YOUR PRIOR PROXY.

     IT IS IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING. IF YOU HAVE NOT DONE SO ALREADY, PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD TO US IN THE ENCLOSED, POSTAGE- PREPAID ENVELOPE AT YOUR EARLIEST CONVENIENCE, EVEN IF YOU PLAN TO ATTEND THE MEETING. IF YOU PREFER, YOU CAN AUTHORIZE YOUR PROXY THROUGH THE INTERNET OR BY TELEPHONE AS DESCRIBED IN THE PROXY STATEMENT AND ON THE ENCLOSED PROXY CARD. AS INDICATED IN THE PROXY STATEMENT, YOU MAY REVOKE A PROXY AT ANY TIME BEFORE IT IS EXERCISED BY NOTIFYING THE COMPANY'S SECRETARY IN WRITING, BY SUBMITTING A PROPERLY EXECUTED, LATER-DATED PROXY, OR BY VOTING IN PERSON AT THE ANNUAL MEETING. YOUR VOTE IS VERY IMPORTANT TO US. WE URGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE.

SUPPLEMENTAL INFORMATION

     The Company hereby supplements certain disclosure in the Proxy Statement with the disclosure set forth below. This supplemental information should be read in conjunction with the Proxy Statement, which we urge you to read in its entirety.

     As disclosed in the Proxy Statement, in seeking to grow and to continue to pay steady or increasing dividends to stockholders, the Company may seek attractive investment opportunities in which the consideration could involve the issuance of shares of common stock of the Company below NAV. Such investment opportunities may include acquisitions of companies, including business development companies, or portfolios of securities and may be material. The Company expects to close one such acquisition – of Patriot Capital Corporation (“PCAP”), another business development company – on December 2, 2009 pursuant to its current authority to issue shares below NAV and is actively considering or negotiating additional potential acquisition opportunities. There can be no assurance the Company will complete negotiations or enter into a definitive agreement for any such transaction (other than PCAP) or that the Company will issue shares or other securities in such a transaction, whether below or above NAV.

     If the Company were to enter into an acquisition transaction and the amount of common stock to be issued by the Company in such transaction were to exceed 20% of the voting power of the Company prior to such issuance, then the Company would under current law be obligated to solicit the approval of a majority of the total votes cast on the proposal to approve such issuance pursuant to NASDAQ Listing Rule 5635 and would mail applicable proxy solicitation materials to its stockholders in connection with such solicitation, if any.

VOTING AND REVOCABILITY OF PROXIES

     As set forth in the Proxy Statement, approval of the proposals to be voted upon at the Annual Meeting requires the following:

     Proposal I. Election of Directors. The election of a director requires the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. Stockholders may not cumulate their votes. If you vote to "Withhold Authority" with respect to a nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by vote of the holders of a majority of the outstanding shares, votes to "Withhold Authority", abstentions and broker non-votes will have the effect of a vote against a nominee.

     Proposal II. To Authorize the Company to Sell Shares of its Common Stock at a Price or Prices Below the Company's Then Current Net Asset Value Per Share in One or More Offerings. Approval of this proposal may be obtained in either of two ways.

     First, the proposal will be approved if it obtains the affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting that are not held by affiliated persons of the Company. For purposes of this alternative, the 1940 Act defines "a majority of the outstanding shares" as: (1) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) 50% of the outstanding voting securities of the Company, whichever is the less.

      Second, the proposal will also be approved if it receives approval from a majority of the number of the beneficial holders of our common stock entitled to vote at the Annual Meeting, without regard to whether a majority of such shares are voted in favor of the proposal.

     Abstentions and broker non-votes will have the effect of a vote against this proposal.

     Additional Solicitation. If a quorum is not present or there are not enough votes to approve a proposal at the Meeting, the chairman of the meeting or, if a stockholder vote is called, the stockholders who are present in person or by proxy, may adjourn the Annual Meeting with respect to any or all of the proposals, including to permit the further solicitation of proxies with respect to any proposal.

     If a quorum is present, a stockholder vote may be called on one or more of the proposals described in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

     Because the required vote is based on the number of shares of the Company common stock outstanding rather than on the number of votes cast at the Annual Meeting, failure to vote your shares of Company common stock (including as a result of broker non-votes) and abstentions will have the same effect as voting against the approval of the proposals above.

     As indicated in the Proxy Statement, you may revoke a proxy at any time before it is exercised by notifying the Company's Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote in person whether or not he or she has previously authorized a proxy.

     The validity of the proxy is governed by the laws of the state of Maryland.

WHERE YOU CAN FIND MORE INFORMATION

     We will furnish, without charge, a copy of the Proxy Statement, our most recent annual report and the most recent quarterly report succeeding the annual report, if any, to any stockholder upon request. Requests should be directed to the Company at 10 East 40th Street, 44th Floor, New York, New York 10016 (Telephone Number (212) 448-0702).

INTERNET AVAILABILITY

     The following materials relating to this Proxy Statement are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=13601:

  this Supplement;

  the Proxy Statement;

  the accompanying Notice of Annual Meeting; and

  the Company's Annual Report for the fiscal year ended June 30, 2009